Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2005, for each of UniSource Energy Corporation and Tucson Electric Power Company ("Companies"), as filed with the Securities and Exchange Commission on
March 3, 2006 ("Report"), I, James S. Pignatelli, Chief Executive Officer of the Companies, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

March 3, 2006

/s/ James S. Pignatelli
James S. Pignatelli Chairman of the Board, President and Chief Executive Officer UniSource Energy Corporation Tucson Electric Power Company